Exhibit 99.1

JOINT FILING AGREEMENT

This JOINT FILING AGREEMENT, dated as of January [●], 2012, is entered into by and among Seacastle Operating Company Ltd., Seacastle Inc., Fortress Investment Fund IV (Fund A) L.P., Fortress Investment Fund IV (Fund D) L.P., FIG LLC, Fortress Fund III GP LLC, Fortress Investment Fund GP (Holdings) LLC, Fortress Fund IV GP L.P., Fortress Fund IV GP Holdings Ltd., Fortress Operating Entity I LP, FIG Corp. and Fortress Investment Group LLC.  Each of the above are collectively referred to herein as the “Parties” and each individually as a “Party.”  Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that the Statement on Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of executing or filing additional joint filing agreements.  The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

[signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.

SEACASTLE OPERATING COMPANY LTD.

By:
	Name:	[●]
	Title:	[Authorized Signatory]

SEACASTLE INC.

By:
	Name:	[●]
	Title:	[Authorized Signatory]

FORTRESS INVESTMENT FUND IV (FUND A) L.P.

By:	/s/ [David N. Brooks]
	Name:	[David N. Brooks]
	Title:	[Secretary]

FORTRESS INVESTMENT FUND IV (FUND D) L.P.

By:	/s/ [David N. Brooks]
	Name:	[David N. Brooks]
	Title:	[Secretary]

[Signature Page – Joint Filing Agreement]

FIG LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Vice President, Secretary and General Counsel

FORTRESS FUND III GP LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FORTRESS INVESTMENT FUND GP (HOLDINGS) LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FORTRESS FUND IV GP L.P.

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

[Signature Page – Joint Filing Agreement]

FORTRESS FUND IV GP HOLDINGS LTD.

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FORTRESS OPERATING ENTITY I LP

By:	FIG CORP.
its general partner

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary and General Counsel

FIG CORP.

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary and General Counsel

FORTRESS INVESTMENT GROUP LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary and General Counsel

[Signature Page – Joint Filing Agreement]